Exhibit 99.1

FOR IMMEDIATE DISTRIBUTION

CONTACT:	Corporate Communications 404-715-2554, media@delta.com Investor Relations 404-715-2170

Delta Reports Strong Financial and Operating Performance in April

ATLANTA, May 2, 2012 – Delta Air Lines (NYSE: DAL) today reported strong financial and operating performance for April 2012.

Delta’s consolidated passenger unit revenue (PRASM) increased 11 percent for the month of April as compared to the prior year.  During the month, Delta saw strong unit revenue improvement across all entities, driven by capacity discipline, corporate booking strength, and benefits from investments in products and services.

System traffic increased 1.1 percent on a 1.3 percent reduction in capacity, resulting in a 2.0 point improvement in load factor.

The company’s fuel price per gallon was $3.44, consistent with expectations underlying recent second quarter fuel guidance.  Delta expects to realize the majority of June quarter’s hedge benefits in May and June.

Delta continued to make significant improvements in its operational performance during the month. Delta’s completion factor of 99.8 percent was 0.8 points higher than prior year, and its on-time performance improved 12.6 points to 90.9 percent.

The company’s financial and operational performance is detailed below.

Preliminary Financial and Operational Results – April 2012
Consolidated PRASM change year over year	11%
Consolidated average fuel price	$3.44
On-time performance (preliminary DOT A14)	90.9%
Mainline completion factor	99.8%

Note: Fuel price includes taxes, transportation, settled hedges, and hedge premiums, but excludes mark to market adjustments on open hedges.

Delta Air Lines serves more than 160 million customers each year. During the past year, Delta was named domestic “Airline of the Year” by the readers of Travel Weekly magazine, was named the “Top Tech-Friendly U.S. Airline” by PCWorld magazine for its innovation in technology and won the Business Travel News Annual Airline Survey. With an industry-leading global network, Delta and the Delta Connection carriers offer service to nearly 350 destinations in 62 countries on six continents. Headquartered in Atlanta, Delta employs 80,000 employees worldwide and operates a mainline fleet of more than 700 aircraft. A founding member of the SkyTeam global alliance, Delta participates in the industry’s leading trans-Atlantic joint venture with Air France-KLM and Alitalia. Including its worldwide alliance partners, Delta offers customers more than 13,000 daily flights, with hubs in Amsterdam, Atlanta, Cincinnati, Detroit, Memphis, Minneapolis-St. Paul, New York-LaGuardia, New York-JFK, Paris-Charles de Gaulle, Salt Lake City and Tokyo-Narita. The airline’s service includes the SkyMiles frequent flier program, a world-class airline loyalty program; the award-winning BusinessElite service; and more than 50 Delta Sky Clubs in airports worldwide. Delta is investing more than $2 billion through 2013 in airport facilities and global products, services and technology to enhance the customer experience in the air and on the ground. Customers can check in for flights, print boarding passes, check bags and review flight status at delta.com.

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Forward-looking Statements

Statements in this press release that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward-looking statements.  These risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the impact of posting collateral in connection with our fuel hedge contracts; the impact of significant funding obligations with respect to defined benefit pension plans; the impact that our indebtedness may have on our financial and operating activities and our ability to incur additional debt; the restrictions that financial covenants in our financing agreements will have on our financial and business operations; labor issues; interruptions or disruptions in service at one of our hub airports; our increasing dependence on technology in our operations; the ability of our credit card processors to take significant holdbacks in certain circumstances; the possible effects of accidents involving our aircraft; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in services provided by third party regional carriers; our ability to retain management and key employees; competitive conditions in the airline industry; the effects of the rapid spread of contagious illnesses; and the effects of terrorist attacks.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2011.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of May 2, 2012, and which we have no current intention to update.

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	Monthly Traffic Results (a)				Year to Date Traffic Results (a)

	April 2012	April 2011	Change		April 2012	April 2011	Change

RPMs (000):
Domestic	9,552,093	9,399,279	1.6%		35,782,030	35,421,244	1.0%
Delta Mainline	7,536,912	7,410,767	1.7%		28,180,519	27,926,596	0.9%
Regional	2,015,181	1,988,512	1.3%		7,601,511	7,494,648	1.4%
International	6,092,768	6,074,488	0.3%		23,221,907	22,981,887	1.0%
Latin America	1,101,719	1,114,319	(1.1%)		4,771,180	4,715,035	1.2%
Delta Mainline	1,089,233	1,096,785	(0.7%)		4,721,630	4,652,413	1.5%
Regional	12,486	17,534	(28.8%)		49,549	62,622	(20.9%)
Atlantic	3,257,705	3,468,680	(6.1%)		10,973,784	11,245,377	(2.4%)
Pacific	1,733,344	1,491,489	16.2%		7,476,944	7,021,475	6.5%
Total System	15,644,861	15,473,767	1.1%		59,003,937	58,403,131	1.0%

ASMs (000):
Domestic	11,190,814	11,304,934	(1.0%)		43,469,122	44,399,747	(2.1%)
Delta Mainline	8,683,379	8,755,024	(0.8%)		33,564,747	34,341,484	(2.3%)
Regional	2,507,435	2,549,910	(1.7%)		9,904,375	10,058,263	(1.5%)
International	7,714,372	7,844,665	(1.7%)		29,850,250	30,968,627	(3.6%)
Latin America	1,405,146	1,482,537	(5.2%)		6,114,080	6,210,051	(1.5%)
Delta Mainline	1,386,253	1,457,163	(4.9%)		6,034,401	6,113,582	(1.3%)
Regional	18,893	25,374	(25.5%)		79,680	96,469	(17.4%)
Atlantic	3,995,923	4,285,346	(6.8%)		14,345,356	15,638,980	(8.3%)
Pacific	2,313,303	2,076,782	11.4%		9,390,813	9,119,596	3.0%
Total System	18,905,187	19,149,599	(1.3%)		73,319,371	75,368,374	(2.7%)

Load Factor:
Domestic	85.4%	83.1%	2.3	pts	82.3%	79.8%	2.5	pts
Delta Mainline	86.8%	84.6%	2.2	pts	84.0%	81.3%	2.7	pts
Regional	80.4%	78.0%	2.4	pts	76.7%	74.5%	2.2	pts
International	79.0%	77.4%	1.6	pts	77.8%	74.2%	3.6	pts
Latin America	78.4%	75.2%	3.2	pts	78.0%	75.9%	2.1	pts
Delta Mainline	78.6%	75.3%	3.3	pts	78.2%	76.1%	2.1	pts
Regional	66.1%	69.1%	(3.0)	pts	62.2%	64.9%	(2.7)	pts
Atlantic	81.5%	80.9%	0.6	pts	76.5%	71.9%	4.6	pts
Pacific	74.9%	71.8%	3.1	pts	79.6%	77.0%	2.6	pts
Total System	82.8%	80.8%	2.0	pts	80.5%	77.5%	3.0	pts

Mainline Completion	99.8%	99.0%	0.8	pts
Factor

Passengers Boarded	13,732,839	13,465,674	2.0%		51,289,653	50,230,822	2.1%

Cargo Ton Miles (000):	190,482	198,172	(3.9%)		761,604	786,105	(3.1%)

Endnote:
[a] Results include flights operated under contract carrier arrangements.

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Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures

April 2012

Delta sometimes uses information that is derived from its Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the U.S. Securities and Exchange Commission rules. The non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

•        Delta adjusts for mark to market (“MTM”) adjustments for fuel hedges recorded in periods other than the settlement period in order to evaluate the company’s financial results in the period shown.

April 2012 (preliminary)
Average price per fuel gallon including fuel expense incurred under contract carrier arrangements	$3.03
MTM adjustments for fuel hedges recorded in periods other than the settlement period	0.41
Average price per fuel gallon, adjusted	$3.44

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